                                                                    EXHIBIT 10.6

                                 WAIVER NO. 1
                                 ------------

          This Waiver No. 1, made as of April 14, 1999 (this "Waiver"), is by and among Nitinol Medical Technologies, Inc. (the "Company"), on the one hand, and Whitney Subordinated Debt Fund, L.P., on the other hand. Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Purchase Agreement (as defined below).


                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Company and the Purchaser are parties to the Subordinated Note and Common Stock Purchase Agreement, dated as of July 8, 1998 (the "Purchase Agreement"), regarding the Company's $20,000,000 subordinated notes due September 30, 2003;

          WHEREAS, the Company has requested the Purchaser to waive compliance with certain covenants contained in the Purchase Agreement for the fiscal quarter ended March 31, 1999.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. The Purchaser hereby waives compliance by the Company with the provisions of Section 9.8(e) of the Purchase Agreement solely with respect to the fiscal quarter ended March 31, 1999 and waives compliance by the Company with the provisions of Sections 8.1(a) and 8.1(c) of the Purchase Agreement through the date hereof; provided, however, that such waiver shall only become
                         --------  -------
effective upon execution by the Company of Amendment No. 1 to the Purchase Agreement in the form attached hereto as Exhibit A.
                                         ---------

          2. As consideration in respect of this Waiver, the Company hereby covenants and agrees that it shall issue to the Purchaser, promptly after the date hereof, a stock purchase warrant exercisable for the purchase of 25,000 shares of the common stock of the Company. Such warrant shall contain weighted average antidilution protection and the strike price of such warrant shall be equal to the closing price of the common stock of the Company on the date hereof.

          3. This Waiver may be signed in counterparts, and by the various parties on separate counterparts. Each set of counterparts which contains the signature of each of the parties shall constitute a single instrument with the same effect as if the signature thereto were upon the same instrument. The parties hereto agree that each
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party shall accept facsimile signatures as legally sufficient, binding and admissible evidence of the execution of this Waiver.

          4. Except as expressly modified by this Waiver, all of the terms and provisions of the Purchase Agreement (including as the same shall be amended by that certain Amendment No. 1 in the form attached hereto as Exhibit A) and the
                                                            ---------
Notes shall continue in full force and effect and all parties hereto shall be entitled to the benefits thereof.

          5. If the financial statements and operating results as reported in the Company's 10-Q for the quarter ended March 31, 1999 are materially better, as determined in the Purchaser's sole discretion, than reported by the Company in its April 13, 1999 revised 1999 consolidated budget for the aforementioned quarter, the Purchaser shall have the right to revise the covenant levels included in Amendment No. 1 in the form attached hereto as Exhibit A to reflect
                                                           ---------
the Company's improved performance.

          6. The Company agrees to engage RAS Management Advisors, Inc. no later than April 16, 1999 to review and perform an analysis, as reasonably directed by the Purchaser, of the Company's working capital accounts and practices.

          7. This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principals of conflict of laws of such state.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be signed by their respective duly authorized officers as of the date first written above.

                         NITINOL MEDICAL TECHNOLOGIES, INC.


                         By: /s/ Thomas M. Tully
                             --------------------------------------
                             Name:  Thomas M. Tully
                             Title: President and CEO


                         WHITNEY SUBORDINATED DEBT FUND, LP


                         By: /s/ Daniel J. O'Brien
                             --------------------------------------
                             Name:
                             A General Partner


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